CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The  information  contained in the Report fairly  presents,  in all material
    respects,   the  financial  condition  and  results  of  operations  of  the
    Registrant.


Date:    August 24, 2007           /s/ Douglas Lindgren
     ----------------------       ----------------------------------------------
                                   Douglas Lindgren, Principal Executive Officer
                                   (principal executive officer)


I, Robert Aufenanger, Principal Accounting Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The  information  contained in the Report fairly  presents,  in all material
    respects,   the  financial  condition  and  results  of  operations  of  the
    Registrant.


Date:    August 24, 2007         /s/ Robert Aufenanger
     ----------------------     ------------------------------------------------
                                 Robert Aufenanger, Principal Accounting Officer
                                 (principal financial officer)